LSA Variable Series Trust

10f-3 Transactions

Focused Equity Fund (Six Months Ended June 30, 2002)
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

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Issuer                       Carolina Group             Petco Animal Supplies      Jet Blue Airways
                                                        Inc.
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Date of offering             01/31/02                   02/21/02                   04/11/02
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Commission as percentage
of price                     3.44%                      5.14%                      1.23%
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Purchase as percentage of
offering                     0.002%                     0.003%                     0.002%
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Underwriter affiliate        Morgan Stanley  & Co.      Morgan Stanley  & Co.      Morgan Stanley & Co.
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Broker from whom
securities were purchased    CS First Boston            Merrill Lynch              Raymond James
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Issuer                       Premcor Inc.
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Date of offering             04/29/02
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Commission as percentage
of price                     0.98%
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---------------------------- --------------------------
Purchase as percentage of
offering                     0.001%

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Underwriter affiliate        Morgan Stanley & Co.
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Broker from whom
securities were purchased    CS First Boston
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Disciplined Equity Fund (Six Months Ended June 30, 2002)

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Issuer                       Nortel Networks Corp.
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Date of offering             06/06/02
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Commission as percentage
of price                     4.00%
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Purchase as percentage of
offering                     <0.001%
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Underwriter affiliate        J.P. Morgan Securities
                             Inc.
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Broker from whom
securities were purchased    First Boston Corp.
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Value Equity Fund (Six Months Ended June 30, 2002)

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Issuer                       American Electric Power    El Paso
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Date of offering             06/05/02                   06/20/02
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Commission as percentage
of price                     1.801%                     1.804%
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Purchase as percentage of
offering                     0.0112%                    0.0028%
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Underwriter affiliate        Salomon Smith Barney       Salomon Smith Barney
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Broker from whom
securities were purchased    Goldman Sachs              First Boston
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Aggressive Growth Fund (Six Months Ended June 30, 2002)

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Issuer                       Alcon, Inc.
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Date of offering             03/20/02
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Commission as percentage
of price                     3.85%
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Purchase as percentage of
offering                     0.001%
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Underwriter affiliate        Morgan Stanley
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Broker from whom
securities were purchased    CS First Boston
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